Fees Summary	Jul. 21, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,384,855.09
Total Transaction Valuation	10,027,915,215.7
Total Offset Amount	0
Net Fee	$ 1,384,855.09